T. Rowe Price Global High Income Bond Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

The fund currently has the following investment policy:

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in bonds.

Effective March 1, 2025, this investment policy will be replaced with the following:

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are rated below investment-grade.

The date of this supplement is December 27, 2024.

F36-041 12/27/24